UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   AMENDMENT 2
                                       To
                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2001

                         THE NATIONWIDE COMPANIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


               Florida                   000-28593           65-0962627
-----------------------------------     -------------     -------------------
(State or other jurisdiction            (Commission       (IRS Employer
   of incorporation)                    file number)      Identification No.)


4350 Oakes Road, Suite 512
Davie, FL                                                    33314
-----------------------------------------                -------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:(954) 584-5080



        ----------------------------------------------------------------
        (Former name and/or former address, if changes since last report)




Copy of Communications to:
                                 Mintmire & Associates
                                 265 Sunrise Avenue
                                 Suite 204
                                 Palm Beach, FL 33480
                                 (561) 832-5696

     The purpose of this amended current report on Form 8-K is to add to the previous Amended current report on Form 8-K/A the disclosure of (i) the change in the Registrant's Certifying Accountant, (ii)to reflect an Amendment of the original Share Exchange For Common Stock Agreement, and (iii)to make various editing corrections to the Company's earlier 8 K/A filing.


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 8, 2001, Focus Financial Group, Inc. n/k/a The Nationwide Companies, Inc., a Florida corporation (the "Company"), and The Nationwide
Companies, Inc. n/k/a Team Nationwide, Inc., a Florida corporation, and the individual holders of all of the outstanding capital stock of The Nationwide Companies, Inc. (the "Holders") signed a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. The Agreement provides that its effective date should be December 28, 2000. This 8-K/A2 is being filed to reflect an Amendment to the original Agreement to reflect such Effective Date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of Common Stock of The Nationwide Companies, Inc. in exchange for 300,000 Shares of Common Stock of the Company. The reorganization is being accounted for as a reverse acquisition.

     Simultaneously with the closing of the Reorganization, the then officer and director of the Company tendered her resignation in accordance with the terms of the Agreement. Richard L. Loehr was elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Richard L. Loehr, Chief Executive Officer and President, Lynda M. Davis, Vice-President and Secretary, Douglas Borr, Vice-President and Carol Boozer, Vice-President and Treasurer..

     The Company also announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from Focus Financial Group, Inc. to The Nationwide Companies, Inc. Total issued and outstanding stock after effecting the Share Exchange Agreement is 2,500,000.

     Copies of the AMENDED Agreement are filed herewith as Exhibit 4.3, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.


Item 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Company has been generally inactive since its inception; it had no independent accountant until the retention of Samuel F. May, Jr., Certified Public Accountant, 20283 State Rd. 7, Suite 300, Boca Raton, FL 33498, in November, 1999. Subsequent to the Company's Reverse Acquisition and Reorganization on December 28, 2000, the Board of Directors decided to retain the services of a new accountant, Robert Jarkow, Certified Public Accountant, 3111 North Andrews Avenue, Fort Lauderdale, Florida 33309, due solely to a pre-existing professional relationship. The Company accepted the resignation of its former accountant, Samuel F. May, Jr. on December 29, 2000.

     Audited statements prepared by Samuel F. May, Jr., CPA contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein.

     During the Registrant's most recent fiscal year and during any subsequent interim period preceding the date of resignation, the Company has had no disagreements with Samuel F. May, Jr., CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past year contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     On April 25, 2001 the Company provided Samuel F. May, Jr., CPA with a copy of this revised disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On April 27, 2001, the Company received a letter from Samuel F. May, Jr., CPA, that it agreed with the statements contained herein.

Item 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 29, 2000, the Company's board of directors approved the engagement of Robert Jarkow, Certified Public Accountant, located at 3111 North Andrews Avenue, Fort Lauderdale, Florida 33309, as the Company's independent auditor. Such appointment was accepted by Robert Jarkow of the firm. Prior to such engagement, the Company had not consulted Robert Jarkow on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Samuel F. May, Jr. CPA.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)(4) Financial statements of The Nationwide Companies, Inc., a Florida corporation, were filed with the SEC by amendment to the original Form 8-K on March 6, 2001.

(b)(2) Pro forma financial information. Pro forma financial information regarding the Reorganization was filed with the SEC by amendment to the original Form 8-K on March 6, 2001. These statements were modified in the Company's 10 KSB to address the questions raised by the SEC's Correspondence Letter dated March 23, 2001. (See financial statements attached) *

                                  ROBERT JARKOW
                           CERTIFIED PUBLIC ACCOUNTANT

                            3111 North Andrews Avenue
                         Fort Lauderdale, Florida 33309

                                 (954) 630-9070


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
The Nationwide Companies, Inc.


     I have audited the accompanying balance sheet of The Nationwide Companies, Inc. as of December 31, 2000 and the statements of operations, shareholders' deficit and cash flows for the year ended December 31, 2000 and from January 15, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

     The audits were conducted in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Nationwide Companies, Inc. as of December 31, 2000 and the results of its operations and cash flows for the year ended December 31, 2000 and from January 15, 1999 (inception) to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


/s/ Robert Jarkow
January 17, 2001

      NATIONWIDE COMPANIES, INC.

      CONSOLIDATED BALANCE SHEET

      December 31, 2000

       ASSETS
Current Assets

      Cash                                                                   $388,113
      Prepaid commissions                                                   3,920,035
      Advance to related company                                              465,634

            Total current assets                                            4,773,782

Prepaid commissions-long term                                                 843,960

Associate data base and web site-
               net of accumulated amortization of $38,000                      57,000

Equipment-net of accumulated depreciation of $10,000                            5,000

                                                                           $5,679,742

      LIABILITIES & SHAREHOLDERS' DEFICIT

Current Liabilities

      Accounts payable and accrued liabilities                               $232,481
      Revenue received in advance                                           4,871,553
      Due to shareholder                                                       50,000
            Total current liabilities                                       5,154,034

Revenue received in advance-long term                                       1,036,902

Shareholders' Deficit

      Common stock-par value $.001; 10,000,000 shares authorized,
           2,500,000 issued and outstanding                                    44,682
      Deficit                                                               (555,876)
            Total shareholders' deficit                                     (511,194)

                                                                           $5,679,742

                           NATIONWIDE COMPANIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                January 15, 1999
                        (Inception) to December 31, 1999
                          Year Ended December 31, 2000






                                                                                  2000              1999
Revenue

Associate  fees                                                             $6,146,752            $2,054,949

Commissions-related party                                                      246,000                10,600

Total Revenue                                                                6,392,752             2,065,549

Direct costs                                                                 4,742,772             1,528,417

Gross profit                                                                 1,649,980               537,132

Selling, general, and administrative expenses                                1,121,151             1,621,837

Net income (loss)                                                             $528,829          ($1,084,705)

Earnings (loss) per share-basic                                                  $0.21               ($0.43)

Weighted - average common shares outstanding                                 2,500,000             2,500,000

Pro forma Tax (Unaudited):

The Pro forma Tax is computed as if the Company was taxed for the entire periods as a conventional Corporation under the Internal Revenue Code.

 Income (loss) from operations before income tax                 $528,829                    ($1,084,705)

Provision for Income Tax *                                              0                              0

Net Income                                                       $528,829                    ($1,084,705)

Basic earnings (loss) per share                                     $0.21                         ($0.43)

* No provision for income tax in year 2000 because of the loss carry forward from 1999.
  No credit in 1999 because of the uncertainty of the utilization of the loss carry forward.

                          The accompanying notes are an
                  integral part of these financial statements.
                                      F-3-

                           NATIONWIDE COMPANIES, INC.
                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' DEFICIT
                January   15, 1999  (Inception)  to December 31, 1999 Year Ended
                          December 31, 2000








                                                                    Common Stock
                                                           Shares           Amount       Deficit

                         Initial capitalization         2,500,000          $44,682

        Net (loss) January 15, 1999 (inception)
                           to December 31, 1999                                           ($1,084,705)

                      Balance December 31, 1999         2,500,000           44,682         (1,084,705)

Net income for the year ended December 31, 2000                                                528,829

                      Balance December 31, 2000         2,500,000          $44,682          ($555,876)




















   The accompanying notes are an integral part of these financial statements.

                           NATIONWIDE COMPANIES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                January 15, 1999 (Inception) to December 31, 1999
                          Year Ended December 31, 2000








                                                                                    2000            1999
Cash flows from operating activities
          Net income (loss)                                                     $528,829            ($1,084,705)
          Adjustments to reconcile net income (loss) to net cash
            provided (used) by operating activities
                    Depreciation and amortization                                 24,000                 24,000
                    (Increase) in prepaid commissions                          2,381,116)            (2,382,879)
                    Increase in accounts payable and accrued                     166,179                 66,302
                    liabilities
                    Increase in revenue received in advance                    2,689,483              3,218,972
                         Total adjustments                                       498,546                926,395

                         Net cash provided (used) by operating                 1,027,375              (158,310)
                    activities

Cash flows from investing activities
          Advances to related company                                           (454,235)               (11,399)

Cash flows from financing activities
          Increase (decrease) in cash overdraft                                 (115,709)                115,709
          Sale of common stock                                                                            4,000
                                                                                       -
          Loan from shareholder                                                                          50,000
                                                                                       -
          Capital contribution                                                     5,682
                                                                                                              -
          Acquisition of public shell                                            (75,000)
                                                                                                              -

          Net cash provided (used) by financing activities                      (185,027)                169,709

Net increase in cash                                                             388,113                      0

Cash - beginning                                                                      0

Cash - end                                                                      $388,113                     $0

Supplemental disclosures of cash flow information:
          Interest paid                                                           $4,500                 $4,315

          Non cash financing activities
          Assets contributed by shareholder in exchange for                                            $110,000
          equity                                                                      -


   The accompanying notes are an integral part of these financial statements.
                                       F-5-

                          THE NATIONWIDE COMPANIES, INC

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

Note 1. Public Entity

     On December 28, 2000 an inactive public shell corporation, Focus Financial Group, Inc.( Formed November 18, 1999), with no assets or liabilities, was acquired by a privately held operating company. The public company changed its name to The Nationwide Companies, Inc. The owners of the private company received 80% of the public entity in exchange for 100% of theer stock in the private company and the privately owned company became a wholly owned subsidiary of the public entity.

     The transaction was accounted for as a reverse acquisition, which is a capital transaction and not a business combination. Accordingly, the recorded assets, liabilities, and operations of the private company were carried forward at historical amounts and the equity has been restated to give effect to the transaction from inception.

Note 2. Summary of Significant Accounting Policies

Nature of Operations

     The Company is a direct sales organization which supplies products (for example: new cars, jewelry and health and skin care products) to the Company's Associates through affiliated companies.

Principles of Consideration

     The consolidated  financial  statements  include amounts of the subsidiary.
All  intercompany   accounts  and  transactions  have  been  eliminated  in  the consolidation.

Use of Estimates

     Use of estimates and assumptions by management is required in the preparation of financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates and assumptions.

Revenue Recognition of Associates Fees

     Associates membership fees, and associated Direct Costs- consisting of commissions, are deferred and recognized over the term of the benefit package (one or two years) on the straight-line basis (because the Associates buying patterns are random and cannot be predicted).

     The Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements" in December 1999. The Company has reviewed its revenue recognition policies and believes it is in compliance.

                          THE NATIONWIDE COMPANIES, INC

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


Note 2. Summary of Significant Accounting Policies(continued)

Cash Concentration

     The Company maintains its cash in bank deposit accounts which may exceed the $100, 000 federally insured limits.

Data Base and Web Site

     Director data base and web site is recorded at $95,000,  which was the cost
to  the   contributing   shareholder.   Amortization   is  computed   using  the
straight-line method over the five year estimated useful life.

Equipment

     Equipment is recorded at donated value of $15,000 which is the cost to the contributing shareholder. Depreciation is computed using the straight-line method over the three year estimated useful lives of the assets.

Earnings (loss) Per Share

     Earnings (loss) per share is calculated by dividing net income (loss) by the average number of shares outstanding during the period.

     At December 31, 2000 and 1999 there are no shares that would cause a dilution of earnings (loss) per share.


Note 3. Commitments

     Long-Term Operating Lease-The Company has a commitment under a lease for office space, expiring on July 31, 2005. The Company shares this office with an affiliate at no charge. The following summarizes the future minimum lease payments under the non-cancelable operating lease obligation: for 2001 is $32,000; 2002 is $33,000; 2003 is $34,000; 2004 is $36,000 and 2005 is $21,000.
Rent expense for 2000 and 1999 was approximately $29,700 and $27,700, respectively.

     Consultant Agreement- The Company has a consulting agreement which expires December 2002. The agreements require a monthly payment of $6,000 and may be terminated after June 2001 by either party.

                          THE NATIONWIDE COMPANIES, INC

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


Note 4. Related Party Transactions

     Affiliated companies-The Company's products and services are supplied by companies that are owned by the Company's majority shareholder. The affiliated companies sell only to the Company's Associates. No revenue is realized by the Company for product or service sold by these affiliates. One affiliate pays a commission, based on product sales, to the Company. The revenue received by the Company from this affiliate is reflected in the Statement of Operations as Commissions.

     At December 31, 2000, the Company has advanced, interest free, one affiliate $465,634. This amount is anticipated to be repaid in 2001.

     Due to Shareholder-is due on demand and bears interest at 9%. Interest expense for 2000 and 1999 was approximately $4,500 and $4,315, respectively.


Note 5.  Income Tax

     Prior to the reverse acquisition, the privately held company was an S Corporation under the Internal Revenue Code. Accordingly, it was not responsible for payment of Income Taxes.

     At December 31, 2000, there are no items that give rise to deferred income taxes.

Note 6. Common Stock

     Common stock on the initial capitalization was arrived at as follows:

           Assets contributed          $110,000
           Sale of common stock           4,000
           Capital contribution           5,682
           Cost of Public Shell          75,000
                                    ---------------
                                        $44,682

Exhibit No.        Description
-----------------------------------------------------------------
4.3        *      AMENDED Agreement For The Exchange Of Common Stock

16.1       *      Letter on change of certifying accountant pursuant to Regulation SK, Section
                  304(a)(3)2.

16.2       *      Letter from Samuel F. May, Jr., CPA
----------------

(*  Filed herewith)

     (b) A report on Form 8-K was filed on January 12, 2001 reporting the Reverse Acquisition and Reorganization of December 28, 2001. An amended report on Form 8-K/A was filed on March 6, 2001 which included the Audited Consolidated Financial Statements of the combined entities. The Company also filed its 10 KSB with Audited Financials through the Fiscal Year Ending December 31, 2001, on April 16, 2001, which addressed the SEC's comments as enumerated in its letter of March 23, 2001.

                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE NATIONWIDE COMPANIES, INC.
                                          (Registrant)

Date:      May 8, 2001           By:     /s/ Richard L. Loehr
                                 -----------------------------------
                                  Richard L. Loehr, Chairman & CEO

Date:      May 8, 2001           By:      /s/ Lynda M. Davis
                                 -----------------------------------
                                  Lynda M. Davis, Vice President and Secretary

Date:      May 8, 2001           By:      /s/ Angela Loehr Chrysler
                                 ---------------------------------------
                                  Angela Loehr Chrysler, Director

Date:      May 8, 2001           By:     /s/ Richard Chrysler
                                 --------------------------------------
                                  Richard Chrysler, Director

Date:      May 8, 2001           By:     /s/ Robert Fason
                                 ---------------------------------------
                                  Robert Fason, Director

Date:      May 8, 2001           By:     /s/ Les Whitaker
                                 ---------------------------------------
                                  Les Whitaker, Director